                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

  -----------------------------------------------------------------------------

  Distribution Date:  April 25, 2003

  (i)  Amount of principal being paid or distributed in respect of the Class
       A-1 Notes:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------  of Class A-1 Notes)
  -----------------------------------------------------------------------------
  (ii) Amount of principal being paid or distributed in respect of the Class A-2
       Notes:

                   $24,071,845.82
                   --------------------
                 (  $ 0.0000496       , per $1,000 original principal amount
                   -------------------- of Class A-2 Notes)
  -----------------------------------------------------------------------------
  (iii) Amount of interest being paid or distributed in respect of the Class A-1
        Notes:

                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   -------------------- of Class A-1 Notes)
  -----------------------------------------------------------------------------
  (iv) Amount of interest being paid or distributed in respect of the Class A-2
       Notes:

                   $1,838,438.04
                   --------------------
                 (  $ 0.0000038        , per $1,000 original principal amount
                   --------------------  of Class A-2 Notes)
  -----------------------------------------------------------------------------
  (v) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
         (1)  Distributed to Class A-1 Noteholders:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   -------------------- of Class A-1 Notes)

         (2)  Distributed to Class A-2 Noteholders:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------  of Class A-2 Notes)
  -----------------------------------------------------------------------------
         (3)  Balance on Class A-1 Notes:
                   $0.00
                   --------------------
                   --------------------
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------  of Class A-1 Notes)
                   --------------------

         (4)  Balance on Class A-2 Notes:
                   $0.00
                   --------------------
                 (  $ -                , per-$1,000 original principal amount
                   --------------------  of Class A-2 Notes)
  -----------------------------------------------------------------------------
  (vi)   Payments made under the Cap Agreement on such date:  April 24, 2003
                                                             ------------------
                 ( $0.00               with respect to the Class A-1 Notes,
                   --------------------
                 ( $0.00               with respect to the Class A-2 Notes;
                   --------------------
  -----------------------------------------------------------------------------
                   and the total outstanding amount owed to the Cap Provider:
  (vii)  Pool Balance at the end of the related Collection
         Period:  $428,312,088.08
                 -----------------
  -----------------------------------------------------------------------------
  (viii) After giving effect to distributions on this Distribution Date:
         (a)  (1)  Outstanding principal amount of Class A-1 Notes:   $0.00
                                                                    -----------
              (2)  Pool Factor for the Class A-1 Notes:          -
                                                        ----------

         (b)  (1)  Outstanding principal amount of Class A-2
                   Notes:                                      $428,312,088.08
                                                               ----------------
              (2)  Pool Factor for the Class A-2 Notes:       0.88311771
                                                            -------------

  (ix)   Note Interest Rate for the Notes:
         (a)  In general
              (1)  Three-Month Libor was
                   1.3525000% for the period
                   ----------
              (2)  The Student Loan Rate was:  4.1144282%
                                               ----------
  -----------------------------------------------------------------------------
         (b)  Note Interest Rate for the Class
              A-1 Notes:                1.4725000% (Based on 3-Month LIBOR)
                                       ------------
         (c)  Note Interest Rate for the Class
              A-2 Notes:                1.6625000% (Based on 3-Month LIBOR)
                                       ------------

  (x)         Amount of Master Servicing Fee for  related
              Collection Period:                          $544,761.47
                                                          -------------
  -----------------------------------------------------------------------------
                    $ 0.000003632 , per $1,000 original principal amount of
                   ---------------  Class A-1 Notes.
                    $ 0.000001123 , per $1,000 original principal amount of
                   ---------------  Class A-2 Notes.

  (xi)        Amount of Administration Fee for related
              Collection Period:                        $3,000.00
                                                        ----------
  -----------------------------------------------------------------------------
                    $ 0.000000020 , per $1,000 original principal amount of
                   ---------------  Class A-1 Notes.
                    $ 0.000000006 , per $1,000 original principal amount of
                   ---------------  Class A-2 Notes.

  (xii)  (a)  Aggregate amount of Realized Losses (if any) for the related
              Collection Period:                               $398,134.51
                                                               ------------

         (b)  Delinquent Contracts                         # Disb.        %              $ Amount         %
                                                           -------     ------           -----------     -----
              30-60 Days Delinquent                            890      2.60%           $ 9,669,821     2.74%
              61-90 Days Delinquent                            426      1.24%           $ 5,113,689     1.45%
              91-120 Days Delinquent                           362      1.06%           $ 4,248,764     1.20%
              More than 120 Days Delinquent                    478      1.40%           $ 5,594,364     1.58%
              Claims Filed Awaiting Payment                    277      0.81%           $ 2,741,431     0.78%
                                                      -------------     ----------     ----------------------
                 TOTAL                                       2,433      7.11%           $27,368,069     7.74%   *

         (c)  Amounts of any Insured Payments made under the Securities
              Guaranty Ins Policy:                                        $0.00
                                                                         ------
         (d)  Reserve Account Balance                             $7,916,718.84
                                                                  -------------
              Draw for this Distribution Date                             $0.00
                                                                  -------------
              Realized Loss Draw                                          $0.00
                                                                  -------------
  (xiii) Amount in the Prefunding Account:                                $0.00
                                                                  -------------
  (xiv)       Amount remaining in the Subsequent Pool Pre-Funding Subaccount not
              used to acquire Subsequent Pool Student Loans:      $           -
                                                                  -------------
  (xv)   Amount in the Pre-Funding Account at the end of the
         Funding period to be distributed:                                $0.00
                                                                  -------------
  (xvi)  Amount of Insurer Premuim paid to the Securities
         Insurer on such Distribution Date:                          $99,000.00
                                                                  -------------
  (xvii) Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
                                                                  -------------
  (xviii)Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Securities Guaranty
         Insurance Policy:                                                $0.00
                                                                  -------------
  (xix)  The Trust Swap Pymt Amount paid to the Swap
         Counterparty on such Dist Date:                             $43,725.93
                                                                  -------------
         The Amount of any Net Trust Swap Pymt Carryover
         Shotrfall for such Dist Date:                                    $0.00
                                                                  -------------
         The Trust Swap Receipt Amount paid to the Trust on
         such Distribution Date:                                          $0.00
                                                                  -------------
         The Net Trust Swap Receipt Carryover Shortfall for
         such Distribution Date:                                          $0.00
                                                                  -------------
         and the amount of any Termination Pymt either paid
         by or made to the Trust on such Distribution Date:               $0.00
                                                                  -------------



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